Exhibit 10.4

Supplemental Agreement No. 31

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of
August 20, 2004, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, and 737-900 aircraft (the Aircraft);

WHEREAS, Boeing and Buyer have mutually agreed to revise the Aircraft Price to July 2003 year dollars (STE) and the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing and Buyer have mutually agreed that this revised Aircraft Price to July 2003 year dollars (STE) and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 31.

1.2 Remove and replace, in its entirety, Article 3 "Price", with the Article 3 attached hereto, to reflect the changes made by this Supplemental Agreement No. 31.

1.3 Remove and replace, in its entirety, page T-2-2 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with revised page T-2-2 of Table 1, attached hereto, to reflect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4 Remove and replace, in its entirety, page T-3-3 and page T-3-4 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", with revised page T-3-3 of Table 1, attached hereto, to remove the aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.5 Add new pages T-3-4 and T-3-5 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft", to reflect the revised Aircraft price of certain Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.6 Remove and replace, in its entirety, page T-5-2 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-900 Aircraft", with revised pages T-5-2 of Table 1, attached hereto, to reflect the revised price of certain Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. Exhibits:

2.1 Add Exhibit A-6, "Aircraft Configuration - Model 737-700", to reflect July 2003 base pricing for Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2 Add Exhibit A-7, "Aircraft Configuration - Model 737-800", to reflect July 2003 base pricing for Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3 Add Exhibit A-8, "Aircraft Configuration - Model 737-900", to reflect July 2003 base pricing for Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.4 Add Exhibit D-3, "Aircraft Price Adjustments - New Generation Aircraft (July 2003 Base Price - Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]."

3. Letter Agreements:

3.1 Remove and replace, in its entirety, Letter Agreement 1951-12R5, "Option Aircraft - Model 737-924 Aircraft", with the revised Letter Agreement 1951-12R6 attached hereto, to reflect the revised price of certain Option Aircraft.

3.2 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-015, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the revised Letter Agreement 6-1162-GOC-015R1 attached hereto, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/Michael S. Anderson By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 5

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 31

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 5

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 5

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1
  Product Assurance; Disclaimer and
  Release; Exclusion of Liabilities;

Customer Support, Indemnification

And Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 17

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 31

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 31

Aircraft Deliveries and

Descriptions - 737-5600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 31

EXHIBITS

A-1 Aircraft Configuration - Model 737-724 SA 26

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

A-2 Aircraft Configuration - Model 737-824 SA 26

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924 SA 26

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page SA

Number Number

TABLES

EXHIBITS (continued)

A-6 Aircraft Configuration - Model 737-724 SA 31

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

A-7 Aircraft Configuration - Model 737-824 SA 31

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

A-8 Aircraft Configuration - Model 737-924 SA 31

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three-

Minor Model Differences SA 1

D Aircraft Price Adjustments - New
Generation Aircraft (1995 Base Price - SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page SA

Number Number

TABLES

EXHIBITS (continued)

D1 Airframe and Engine Price Adjustments - Current Generation Aircraft SA 1

D2 Aircraft Price Adjustments - New
Generation Aircraft (1997 Base Price - SA 5

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

D3 Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price- SA 31

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

E Buyer Furnished Equipment
Provisions Document SA 20

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R3 Seller Purchased Equipment SA 5

1951-3R18 Option Aircraft-Model 737-824 Aircraft SA 30

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R2 Promotional Support - New Generation

Aircraft SA 5

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - New Generation
Aircraft SA 4

1951-9R15 Option Aircraft-Model 737-724 Aircraft SA 30

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R6 Option Aircraft - Model 737-924 Aircraft SA 31

1951-13 Configuration Matters - Model 737-924 SA 5

1951-14 Installation of Cabin Systems Equipment SA 22

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R3 Disclosure of Confidential

Information SA 5

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED SA 1

AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-311R4 [CONFIDENTIAL MATERIAL OMITTED SA 22

AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1 Special Purchase Agreement

Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the

Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015R1 [CONFIDENTIAL MATERIAL OMITTED SA 31

AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-131R3 Special Matters SA 22

6-1162-DMH-365 Performance Guarantees - Model

737-924 Aircraft SA 5

SA

Number

RESTRICTED LETTER AGREEMENTS (continued)

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED SA 8

AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED SA 14

AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED SA 15

AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED SA 16

AND FILED SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 26

6-1162-CHL-195 Restructure Agreement for Model

737NG and 757-300 Aircraft SA 30

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10,1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10,1997

Supplemental Agreement No. 5 May 21,1998

Supplemental Agreement No. 6 July 30,1998

Supplemental Agreement No. 7 November 12,1998

Supplemental Agreement No. 8 December 7,1998

Supplemental Agreement No. 9 February 18,1999

Supplemental Agreement No. 10 March 19, 1999

Supplemental Agreement No. 11 May 14,1999

Supplemental Agreement No. 12 July 2,1999

Supplemental Agreement No. 13 October 13, 1999

Supplemental Agreement No. 14 December 13,1999

Supplemental Agreement No. 15 January 13,2000

Supplemental Agreement No. 16 March 17,2000

Supplemental Agreement No. 17 May 16, 2000

Supplemental Agreement No. 18 September 11, 2000

Supplemental Agreement No. 19 October 31, 2000

Supplemental Agreement No. 20 December 21, 2000

Supplemental Agreement No. 21 March 30, 2001

Supplemental Agreement No. 22 May 23, 2001

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 23 June 29, 2001

Supplemental Agreement No. 24 August 31, 2001

Supplemental Agreement No. 25 December 31, 2001

Supplemental Agreement No. 26 March 29, 2002

Supplemental Agreement No. 27 November 6, 2002

Supplemental Agreement No. 28 April 1, 2003

Supplemental Agreement No. 29 August 19, 2003

Supplemental Agreement No. 30 November 4, 2003

Supplemental Agreement No. 31 August 20, 2004

ARTICLE 3. Price of Aircraft.

3.1 Definitions.

3.1.1 Current Generation Aircraft.

3.1.1.1 Special Features are the features listed in Exhibit A-4 which Buyer has selected for incorporation in Current Generation Aircraft.

3.1.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

3.1.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D-1.

3.1.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

3.1.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D-1.

3.1.1.6 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.2 New Generation Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1.2.1 Special Features are the features listed in Exhibits A-1, A-2, A-3, and A-5, which Buyer has selected for incorporation in New Generation Aircraft.

3.1.2.2 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.2.3 Aircraft Basic Price is comprised of the Base Airplane Price and the price of the Special Features.

3.1.2.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airplane and Special Features) as calculated pursuant to Exhibit D for Aircraft expressed in July 1995 dollars and Exhibit D-2 for Aircraft expressed in July 1997 dollars.

3.1.3 New Generation Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1.3.1 Special Features are the features listed in Exhibits A-6, A-7, and A-8, which Buyer has selected for incorporation in New Generation Aircraft.

3.1.3.2 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including Engines.

3.1.3.3 Aircraft Basic Price is comprised of the Base Airplane Price and the price of the Special Features.

3.1.3.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airplane and Special Features) as calculated pursuant to Exhibit D-3 for Aircraft expressed in July 2003 dollars.

3.2 Aircraft Basic Price.

3.2.1 Current Generation Aircraft:

3.2.1.1 Model 737-524 Aircraft.

The Aircraft Basic Price of each 737-524 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airframe Price: [CONFIDENTIAL MATERIAL

Special Features OMITTED AND FILED

Engine Price SEPARATELY WITH THE

SECURITIES AND EXCHANGE

Aircraft Basic Price COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT]

3.2.2 New Generation Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2.2.1 Model 737-624 Aircraft.

The Aircraft Basic Price of each 737-624 Aircraft, expressed in July 1995 dollars, is set forth below:

Base Airplane Price: [CONFIDENTIAL MATERIAL

Special Features OMITTED AND FILED

SEPARATELY WITH THE

Aircraft Basic Price SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT]

3.2.2.2 Model 737-724 Aircraft.

The Aircraft Basic Price of each 737-724 Aircraft, expressed in July 1995 dollars, is set forth in Table 1 page T-2-1.

3.2.2.3 Model 737-824 Aircraft.

The Aircraft Basic Price of each 737-824 Aircraft, expressed in July 1995 dollars, is set forth in Table 1 pages T-3-1, T-3-2 and T-3-3.

3.2.2.4 Model 737-924 Aircraft.

The Aircraft Basic Price of each 737-924 Aircraft, expressed in July 1997 dollars, is set forth in Table 1 page T-5-1.

3.2.3 New Generation Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2.3.1 Model 737-724 Aircraft.

The Aircraft Basic Price of each 737-724 Aircraft, expressed in July 2003 dollars, is set forth in Table 1 page T-2-2.

3.2.3.2 Model 737-824 Aircraft.

The Aircraft Basic Price of each 737-824 Aircraft, expressed in July 2003 dollars, is set forth in Table 1 pages T-3-4 and T-3-5.

3.2.2.4 Model 737-924 Aircraft.

The Aircraft Basic Price of each 737-924 Aircraft, expressed in July 2003 dollars, is set forth in Table 1 page T-5-2.

3.3 Aircraft Price. The total amount that Buyer is to pay for the Aircraft at the time of delivery (Aircraft Price) will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1 the Aircraft Basic Price, set forth in Table 1; plus

3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibits D or D-1 or D-2 or D3, as applicable; plus

3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4 Advance Payment Base Price.

3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model 737-900 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALContinental Airlines, Inc.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-6 to Purchase Agreement Number 1951

(737-724 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

AIRCRAFT CONFIGURATION

Dated August 20, 2004

relating to

BOEING MODEL 737-724 AIRCRAFT

Exhibit A-6

The Detail Specification is Customer Detail Specification D6-38808-42 Revision A dated November 1, 1998. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 Revision G dated April 29, 1997 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests and Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests and Master Changes are set forth in Boeing Document D6-39049. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes of price, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

Exhibit A-6 to

Purchase Agreement No. 1951

PRICE PER

AIRCRAFT

CHANGE NO. TITLE K July 2003$

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALContinental Airlines, Inc.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-7 to Purchase Agreement Number 1951

(737-824 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

AIRCRAFT CONFIGURATION

Dated August 20, 2004

relating to

BOEING MODEL 737-824 AIRCRAFT

Exhibit A-7

The Detail Specification is Boeing Detail Specification D6-38808-43 dated October 2, 2001. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 Revision G dated April 29, 1997 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-39050. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes on price, except such Aircraft Basic Price will not include the price effect of changing Buyer Furnished Equipment to Seller Purchased Equipment.

Exhibit A-7 to

Purchase Agreement No. 1951

AIRCRAFT

CHANGE NO. TITLE K July 2003$

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-8 to Purchase Agreement Number 1951

(737-924 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

AIRCRAFT CONFIGURATION

Dated August 20, 2004

relating to

BOEING MODEL 737-924 AIRCRAFT

Exhibit A-8

The Detail Specification is Boeing Detail Specification D019A001CAL39P-1 dated as of June 29, 2001. Such Detail Specification will be comprised of Boeing Specification D6-39127, Revision 0, dated July 25, 1997 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019ACR1CAL39P-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment, Seller Purchased Equipment or Inflight Entertainment/Cabin Communications Systems (IFE/CCS) Equipment.

Exhibit A-8 to

Purchase Agreement No. 1951

AIRCRAFT

CHANGE NO. TITLE K July 2003$

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALCONTINENTAL AIRLINES, INC.

AIRCRAFT PRICE ADJUSTMENT

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit D-3 to Purchase Agreement Number 1951

New Generation Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PRICE ADJUSTMENT DUE TO

ECONOMIC FLUCTUATIONS

AIRCRAFT PRICE ADJUSTMENT

(July 2003 Base Price)

Aircraft Price Adjustment for New Generation Aircraft (Aircraft delivering [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

1. Formula

The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment.

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x ( ECI

ECIb ) where ECIb is the base

year index(as set forth

in Table 1 for Aircraft

[CONFIDENTIAL MATERIAL

OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND

EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT] of

this Purchase

Agreement)

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] where [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the base year index(as set forth in Table 1 for

Aircraft [CONFIDENTIAL MATERIAL OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT] of this

Purchase Agreement)

P = Airframe Price plus Optional Features Price (as set forth in Article 3.2 of this Agreement).

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are released only on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be utilized in determining the value of ECI and CPI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Airframe Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Values to be Utilized in the Event of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

1951-12R6

August , 2004

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft - Model 737-924 Aircraft

Reference: Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-924 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-12R5 dated November 4, 2003.

Boeing agrees to manufacture and sell to Buyer up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 737-924 aircraft (the Option Aircraft), on the same terms and conditions set forth in the Agreement, subject to the terms and conditions set forth below. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes.

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the supplemental agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required

regulatory certificates; and

(iii)Changes mutually agreed upon.

1.3 Effect of Changes: Changes to the Detail Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2. Price.

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Special Features. The price for Special Features selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the supplemental agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Base Airplane Price and the price of Special Features for Option Aircraft delivering before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will be escalated on the same basis as the Aircraft.

2.2.3 Base Price Adjustments. The Base Airplane Price of the Option Aircraft delivering before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will be adjusted to Boeing's then current prices as of the date of execution of the supplemental agreement for the Option Aircraft.

3. Payment.

3.1 Buyer has paid a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (the Option Deposit) prior to the date of this Letter Agreement. If Buyer exercises an option, the Option Deposit applicable to such aircraft will be credited against the first advance payment due for such aircraft. If Buyer does not exercise an option, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1 To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

Option Aircraft Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 If Boeing must make production decisions which are dependent on Buyer exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date in which case Boeing shall give Buyer prior written notice thereof and such acceleration shall be subject to Buyer's agreement. If Boeing and Buyer fail to agree to a revised Option Exercise Date, either party may terminate the option [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. Contract Terms.

Boeing and Buyer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in a supplemental agreement to the Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a supplemental agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6. Applicability.

Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft supplemental agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

Very truly yours,

THE BOEING COMPANY

By    /s/ Michael S. Anderson

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:   August 20         , 2004

CONTINENTAL AIRLINES, INC.

By    /s/ Gerald Laderman

Its  Senior Vice President - Finance and Treasurer

Attachment

Attachment to

Letter Agreement 1951-12R6 Option Aircraft Delivery,

Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-015R1

August , 2004

CONTINENTAL AIRLINES, INC.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 6-1162-GOC-015R1 to

Purchase Agreement No. 1951 -

Category III A Landing Feature

Reference: Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-924 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-015 dated March 5, 1997.

Special Consideration for Cat III A Landing Feature

In the event that Buyer elects to have the Category III A landing capability (Change Request 0221CG3017) installed on an Aircraft at time of delivery, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

In the event that Buyer elects to install the Category III A landing feature as a post delivery modification, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Confidential Treatment.

Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement
6-1162-MMF-308R3.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: August 20  , 2004

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President -

Finance and Treasurer